Investor Presentation May 2012

This presentation contains certain forward - looking information about First California Financial Group, Inc. (“First California” or “FCAL” that is intended to be covered by the safe harbor for "forward - looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward - looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the cont rol of First California. First California cautions that a number of important factors could cause actual results to differ materiall y f rom those expressed in, or implied or projected by, such forward - looking statements. Risks and uncertainties include, but are not limited to, revenues are lower than expected, credit quality deterioration which could cause an increase in the provision for credit losses, First California’s ability to complete future acquisitions, successfully integrate such acquired entities, or ach ieve expected beneficial synergies and/or operating efficiencies within expected time - frames or at all, changes in consumer spending, borrowing and savings habits, technological changes, the cost of additional capital is more than expected, a change in the in ter est rate environment reduces interest margins, asset/liability repricing risks and liquidity risks, general economic conditions, particularly those affecting real estate values, either nationally or in the market areas in which First California does or a nti cipates doing business are less favorable than expected, a slowdown in construction activity, volatility in the credit or equity markets and its effect on the general economy, legislative or regulatory requirements or changes adversely affecting First California’s business, the effects of and changes in monetary and fiscal policies and laws including the interest rate policies of the Board of Governors of the Federal Reserve , demand for the products or services of First California as well as their ability to attract and retain qualified people, competition with other banks and financial institutions, the costs and effects of legal, accounting and regulatory developments, the inability to obtain regulatory approvals for acquisitions on the terms expected or on the anticipated schedule , First California’s level of small business lending, and other factors. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward - looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by, such forward - looking statements. First California assumes no obligation to update such forward - looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annua l R eport on Form 10 - K, Quarterly Reports on Form 10 - Q and any other reports filed by it with the Securities and Exchange Commission ("SEC"). 2 Safe Harbor

First California Snapshot ▪ NASDAQ: FCAL ▪ 19 offices in 7 counties ▪ Stock Price: $5.83 (March 31, 2012) ▪ Market Cap: $171 million (March 31, 2012) ▪ Total Assets: $1.9 billion ▪ TCE/TA: 7.08% ▪ Leverage Ratio: 10.30% ▪ Total RBC Ratio: 16.88% 3

1Q 2011 1Q 2012 Net income $15.6 million $2.6 million Diluted EPS $0.54 $0.08 Net interest income $12.8 million $16.2 million Net Interest margin 3.52% 4.14% Service charges, fees and other income $1.2 million $2.5 million Loan loss provision $2.5 million $0.5 million Tangible book value per common share $4.21 $4.36 ROTCE 56.78% 8.41% TCE/TA 6.75% 7.08% 2012 First Quarter 4

Higher Net Interest Revenues & Net Interest Margin 5 12.8 15.5 15.6 15.6 16.2 11 12 13 14 15 16 17 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 3.52% 3.95% 4.05% 4.01% 4.14% 3.25% 3.50% 3.75% 4.00% 4.25% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Net Interest Revenues Net Interest Margin ($Millions)

Loan Growth – Yield Improvement Total Loans Loan Asset Yield ($Millions) $0 $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 $1,072 $1,002 $939 $788 6.56% 5.70% 5.72% 6.19% 6.22% 4.00% 5.00% 6.00% 7.00% 8.00% 2008 2009 2010 2011 2012 6 $1,138

$504 $830 $893 $1,150 $1,195 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2008 2009 2010 2011 2012 1.76% 1.11% 0.72% 0.58% 0.38% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2008 2009 2010 2011 2012 ($Millions) Core Deposits – Low Cost of Funds Q1 2012 Costs of Deposits = 0.38% Core Deposits Cost of Deposits 7 Demand Deposits to Total Deposits – 35% Core Deposits to Total Deposits – 81%

0.0 0.5 1.0 1.5 2.0 2.5 3.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2011 EPS Fee Income Service Charges on Deposits Other income $1.2 $2.2 $2.1 $2.1 ($Millions) Increased Fee - based Revenues Service Charges, Fees & Other Income EPS Division Deposits 8 $2.5 $93 $120 $132 $183 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 ($Millions) Electronic Payments Services division acquired April 8, 2011.

12.1 12.6 12.1 13.4 13.5 $0 $2 $4 $6 $8 $10 $12 $14 $16 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 1012 Operating Expenses: Expanded Platform – Opportunity for Improved Efficiency 260 293 296 304 296 ($Millions) Efficiency Ratio 9 86.5% 70.8% 68.2% 75.7% 72.2% 60% 65% 70% 75% 80% 85% 90% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Full Time Employees

Asset Quality - Non - Covered Loans 4.42% 4.04% 3.65% 3.58% 3.23% $22.0 $17.8 $15.9 $13.9 $14.6 $42.0 $38.0 $34.3 $34.2 $33.3 $0 $10 $20 $30 $40 $50 $60 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Nonperforming Loans Nonperforming Assets 10 NPAs as % of Loans & OREO ($Millions) NPAs as % of total Assets = 1.77%

$47 $34 $25 $19 $18 $58 $39 $37 $34 $31 $0 $10 $20 $30 $40 $50 $60 $70 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Covered Non - performing Loans Covered Non - performing Assets Asset Quality - Covered Loans ($Millions) 11

Low Historical Loss Levels Annualized Net Charge - Offs to Average Total Loans 0.81% 1.53% 1.27% 0.94% 0.48% 0.12% 0.89% 0.83% 0.42% 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2008 2009 2010 2011 2012 Peers FCAL 12 Source: First California Bank Uniform Bank Performance Report as of 3/31/2012. Peer group represents all insured commercial banks with assets between $1 billion and $3 billion.

Diversified Loan Portfolio 13% 26% 15% 5% 21% 4% Commercial Mortgages 26% Owner - Occupied Commercial Mortgages 13% Commerial Loans & Lines of Credit 16% Multifamily 21% 1 - 4 Family 15% Construction & Land Dev 5% Other 4% Yield on Loans = 6.22% Total Loans: $1.1 b illion 13 16% Loan yield for the three months ended 3/31/2012

Construction and Land Commercial Mortgage Multi - Family C&I Owner - Occupied Investor Portfolio Size $33.2 million $137.3 million $269.8 million $227.4 million $170.1 million % of Non - Covered Portfolio 3.3% 13.6% 26.7% 22.5% 16.8% Weighted Avg LTV 71.6% 59.3% 61.1% Weighted Avg DSCR 1.74 1.43 Average Balance/ Commitment $1,996,000 $1,066,000 $1,083,000 $214,000 0 nonaccrual loans > $1.0 million 0 nonaccrual loan > $1.0 million 0 nonaccrual loans > $1.0 million 3 nonaccrual loans > $1.0 million Non - Covered Loan Portfolio Characteristics 14

N et U nrealized G ain ( L oss) 3/31/12 ($000’s) Treasury Notes $(2) Agency Notes $29 Agency CMOs $597 Agency MBS $2,238 Municipal Securities $790 Private CMOs ( $1,337 ) Other ( $2,239 ) Total $76 Securities Portfolio Total Securities Portfolio: $441.7 million(1) 15 YTD Yield 1.66% Duration 3.15yrs. WAC 2.29% WAM 13.0 yrs. (1) Amortized cost U.S. Treasury Notes/Bills, $ 42.1 9% Agency MBS, $ 131.2 30% Agency Notes, $45.1 10% Municipal Securities, $ 29.4 7% Other, $ 7.1 2% Agency CMOs, $ 174.9 39% Private CMOs, $11.9 3%

Diversified Deposits Noninterest Checking $516.9 35% Interest Checking $114.3 8% Money Market & Savings $492.3 33% Retail Time $71.5 5% CA Time $100.0 7% Jumbo Time $175.9 12% Q1 Cost of Deposits: 0.38% Total Deposits: $1.5 billion 16

7.08% 10.30% 15.62% 16.88% 9.86% 10.18% 15.48% 16.73% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% TCE/TA Leverage Capital Ratio Tier 1 Capital Ratio Total Risk Based Capital Ratio Company Bank Strong Capital Position Capital ratios as of 3/31/12 17

1. Purchased for consideration of $2.0 million in the form of FCAL common stock; 30% of PSBK’s book value 2. Tangible book value earn - back period of less than two years 3. Will increase FCAL’s net interest margin approximately 2% with additional upside potential from purchase accounting mark and discount accretion, along with resolution of NPLs 4. Transaction expected to be immediately accretive to EPS in 2012 and increase 2013 EPS by at least $0.05 5. For the quarter ended March 31, 2012, Premier Service Bank reported a net loss of $190,000 as compared to a net loss of $569,000 for the quarter ended March 31, 2011 6. From year - ended 2011, NPA’s declined 26% to $8.8 million 7. Expected to close in Q3 2012 Premier Service Bank Merger 18

▪ Closing four branches located in Brea, Temecula, Thousand Oaks and Woodland Hills and consolidating customer accounts into nearby branches ▪ Closings to be completed by June 2012 ▪ Branch balances at March 31, 2012: ▪ Will transfer relationship managers, loan officers and branch managers to other branches to maintain customer relationships ▪ No loan runoff and minimal deposit runoff expected to occur Branch Realignment Initiative 19 ($ millions) Loans Deposits Brea $6,146 $32,948 Temecula $5,825 $20,092 Thousand Oaks $22,061 $33,865 Woodland Hills $2,838 $24,000

▪ Non - covered loans up 8% and deposits up 3% from year - end 2011 ▪ Net interest margin of 4.14% from 3.52% from Q1 2011 ▪ Net interest revenues jumped 27% from the same period a year ago ▪ Continued improvement in asset quality metrics ▪ Continued improvement in efficiency ratio 20 Strong Quarter … On Solid Footing

▪ Growing and sustainable top - line revenues ▪ 8% non - covered loan growth in Q1; healthy loan pipeline from lending teams ▪ Efficiency ratio expected to be in low 60’s in 2012 fourth quarter ▪ Ongoing benefit from attracting low - cost core deposits ▪ Excess liquidity deployed into quality loans & securities in Q4 2011 and Q1 2012 will improve NIM in future periods ▪ Positive impact to NIM from resolution of NPL’s 2012 Outlook 21